UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On September 29, 2014, Endologix, Inc. (“Endologix”) issued a press release to report its preliminary unaudited revenue for the third quarter ended September 30, 2014 and update its 2014 financial guidance. The press release is furnished herewith as Exhibit 99.1.
In addition, on September 29, 2014 at 8:00 a.m., Eastern time, Endologix held a conference call to discuss its preliminary unaudited revenue for the third quarter ended September 30, 2014 and its updated 2014 financial guidance. The conference call was announced by a widely disseminated press release and was made available to the public via telephone and audio webcast. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2.
The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
The information disclosed under Item 2.02 is also intended to be disclosed under this Item 7.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release dated September 29, 2014.
99.2	Transcript of Conference Call on September 29, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: September 29, 2014	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 29, 2014.
99.2	Transcript of Conference Call on September 29, 2014.